Exhibit 99.1

Sky Harbour Group Announces the Second Closing of its Private Equity Placement with an Altai Capital Investment Vehicle for an Additional Aggregate Consideration of $15,000,000

West Harrison, New York – November 29th, 2023 – Sky Harbour Group Corporation (NYSE American: SKYH, SKYH WS) (“SHG” or the “Company”), an aviation infrastructure company building the first nationwide network of Home-Basing campuses for business aircraft, today announced the successful second closing of a private equity placement (the “Second Closing Financing”) with an investment vehicle managed by Altai Capital pursuant to the Securities Purchase Agreement executed on November 1, 2023 (the “Purchase Agreement”).  The Second Closing Financing consisted of 2,307,692 shares of Class A Common Stock (the “Additional PIPE Shares”) and warrants[1] to purchase up to 400,000 shares of Class Common Stock (the “Additional PIPE Warrants” and, together with the Additional PIPE Shares, the “Additional PIPE Securities”) for an aggregate purchase price of $15,000,000. On a per share basis, the purchase price is equivalent to approximately $6.50 per share of Class A Common Stock and associated warrant coverage. Together with the first closing which occurred on November 2, 2023 (the "Initial Closing Date") the aggregate PIPE Financing totaled $57,810,000.

The additional investment by Altai Capital Falcon LP (“Altai Falcon”) includes participations from accredited investors that included a fund managed by Altai Capital itself; Bess Ventures & Advisory, the family office of Lane Bess (former CEO of Palo Alto Networks, former COO of Zscaler and current CEO of Deep Instinct); Raga Partners, a New York-based private investment firm and the founding partners of investment firm 8VC. The closing of the Second Closing Financing occurred today in New York, NY.

Lane Bess commented: “I came to know Sky Harbour as a resident. There is simply no offering like it in business aviation - period. I have never gotten more utility out of my aircraft. Great product. Outstanding team. I am very happy to be boarding this rocket ship and excited to help the company reach new heights.”

Tal Keinan, Sky Harbour CEO, commented: “We are gratified at the growing recognition of Sky Harbour’s unique model among sophisticated aircraft operators, and eager to get to work with our new partners as we steepen Sky Harbour’s climb.”

Altai Capital’s founder, Rishi Bajaj commented: “We expect that the completion of this equity financing will give Sky Harbour access to over $200 million of additional debt capital, enabling the Company to fully build out twelve total airfields totaling over 2.4 million square feet of rentable hangar space. Altai Capital and our partners look forward to supporting Sky Harbour as it completes a nationwide network of home-basing solutions for the domestic private aviation industry.”

The Purchase Agreement includes certain covenants, including a limitation on the Company’s use of the net proceeds from the Financing and certain customary standstill restrictions for a period of 90 days. In addition, the Investors entered into a six-month customary lock-up agreement beginning on the Initial Closing Date. The composition of the board of directors and corporate governance of the Company will remain unchanged.

The Additional PIPE Securities were offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each of the investors represented that it was an “accredited investor,” as defined in Regulation D, and acquired the Additional PIPE Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Additional PIPE Securities have not been registered under the Securities Act and such Additional PIPE Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Morrison & Foerster acted as legal advisor to the Company and Schulte Roth + Zabel LLP to Altai Capital.

1 The PIPE Warrants are governed by the Warrant Agreement, dated as of October 21, 2020, by and between the Company and Continental Stock Transfer and Trust Company, and, following Securities Act registration and Lock-up Agreement expiration, are expected to trade under the ticker SKYH WS with the Company’s existing warrants. The PIPE Warrants are exercisable at an exercise price of $11.50 per share, subject to adjustment as set forth therein, and will expire on January 25, 2027. For further information regarding the terms of the PIPE Warrants, see the section entitled “Warrants” in Exhibit 4.4 (Description of Securities) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 24, 2023.

About Sky Harbour Group Corporation

Sky Harbour Group Corporation is an aviation infrastructure company developing the first nationwide network of Home-Basing campuses for business aircraft. The company develops, leases and manages general aviation hangars across the United States. Sky Harbour’s Home-Basing offering aims to provide private and corporate customers with the best physical infrastructure in business aviation, coupled with dedicated service tailored to based aircraft, offering the shortest time to wheels-up in business aviation. To learn more, visit www.skyharbour.group.

About Altai Capital

Altai Capital is a technology-focused investment firm founded in 2009 by Rishi Bajaj. Altai Capital makes long-term investments across a diverse range of financial instruments, including debt, private equity, venture capital, and publicly traded securities.  To learn more, visit www.altai.com.

Forward Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995, including statements about the financial condition, results of operations, earnings outlook and prospects of SHG may include statements for the period following the consummation of the business combination. When used in this press release, the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of SHG as applicable and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in the public filings made or to be made with the SEC by SHG, including the filings described above, regarding the following: expectations regarding SHG’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and SHG’s ability to invest in growth initiatives; SHG’s ability to scale and build the hangars currently under development or planned in a timely and cost-effective manner; the implementation, market acceptance and success of SHG’s business model and growth strategy; the success or profitability of SHG’s hangar facilities; SHG’s future capital requirements and sources and uses of cash; SHG’s ability to obtain funding for its operations and future growth; developments and projections relating to SHG’s competitors and industry; the ability to recognize the anticipated benefits of the business combination; geopolitical risk and changes in applicable laws or regulations; the possibility that SHG may be adversely affected by other economic, business, and/or competitive factors; operational risk; risk that the COVID-19 pandemic, and local, state, and federal responses to addressing the pandemic may have an adverse effect on SHG’s business operations, as well as SHG’s financial condition and results of operations. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of SHG prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. SHG undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

SKYH Investor Relations:

investors@skyharbour.group

Attn: Francisco X. Gonzalez, CFO